SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        10/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J4 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On October 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        10/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       10/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     October 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	75,000,000.00	66,932,701.98	4,466,664.76
A-2	39,360,000.00	35,126,282.00	2,344,105.67
A-3	29,340,000.00	26,184,073.02	1,747,359.25
A-4	29,340,000.00	26,184,073.02	0.00
A-5	52,000,000.00	46,406,673.37	3,096,887.57
A-6	14,690,000.00	14,690,000.00	0.00
A-7	14,117,000.00	14,117,000.00	0.00
A-8	15,124,000.00	15,124,000.00	0.00
A-9	27,500,000.00	27,500,000.00	0.00
PO	331,041.85	331,041.85	0.00
IO	265,607,384.66	244,530,632.33	0.00
M-1	3,716,700.00	3,704,203.89	3,280.44
M-2	1,652,000.00	1,646,445.73	1,458.09
M-3	963,600.00	960,360.23	850.49
B-1	550,700.00	548,848.46	486.06
B-2	413,000.00	411,611.43	364.52
B-3	550,956.00	549,103.60	486.07
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00


Totals	275,309,097.85	254,232,345.56	11,661,942.92








     Pass-Through Rate    Interest Distribution
A-1	6.5		362,552.14
A-2	6		175,631.41
A-3	2.36375		51,577.17
A-4	6.13625		133,893.35
A-5	5.75		222,365.31
A-6	6.5		79,570.83
A-7	6.5		76,467.08
A-8	6.5		81,921.67
A-9	6.5		148,958.33
PO	0		0.00
IO	0.281666	57,396.62
M-1	6.5		20,064.44
M-2	6.5		8,918.25
M-3	6.5		5,201.95
B-1	6.5		2,972.93
B-2	6.5		2,229.56
B-3	6.5		2,974.31
R-1	6.5		0.01
R-2	6.5		0.00


Totals			1,432,695.36








            Ending Balance
A-1	62,466,037.22
A-2	32,782,176.33
A-3	24,436,713.76
A-4	24,436,713.76
A-5	43,309,785.81
A-6	14,690,000.00
A-7	14,117,000.00
A-8	15,124,000.00
A-9	27,500,000.00
PO	331,041.85
IO	232,868,689.18
M-1	3,700,923.45
M-2	1,644,987.63
M-3	959,509.74
B-1	548,362.40
B-2	411,246.91
B-3	548,617.54
R-1	0.00
R-2	0.00


Totals	242,570,402.64






     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NSU5	59.55553016	4.834028477	832.8804963
A-2	36185NSV3	59.55553016	4.462180132	832.8804963
A-3	36185NSW1	59.55553016	1.757913048	832.8804963
A-4	36185NSX9	0		4.563508806	832.8804963
A-5	36185NSY7	59.55553016	4.27625596	832.8804963
A-6	36185NSZ4	0		5.416666667	1000
A-7	36185NTA8	0		5.416666667	1000
A-8	36185NTB6	0		5.416666667	1000
A-9	36185NTC4	0		5.416666667	1000
PO			0		0		1000
IO			0		0.216095724	876.7402664
M-1	36185NTH3	0.882622225	5.398455014	995.7552265
M-2	36185NTJ9	0.882622225	5.398455014	995.7552265
M-3	36185NTK6	0.882622225	5.398455014	995.7552265
B-1	36185NTL4	0.882622225	5.398455014	995.7552265
B-2	36185NTM2	0.882622225	5.398455014	995.75523
B-3	36185NTN0	0.88223016	5.398452871	995.755632
R-I			0		0.229500051	0
R-II			0		0		0

Totals			42.35945347	5.203952108	881.08386


Group 1
Cut-Off Date Balance						275,309,098.12
Beginning Aggregate Pool Stated Principal Balance		254,232,345.79
Ending Aggregate Pool Stated Principal Balance			242,570,402.64
Beginning Aggregate Certificate Stated Principal Balance	254,232,345.57
Ending Aggregate Certificate Stated Principal Balance		242,570,402.64
Beginning Aggregate Loan Count					609
Loans Paid Off or Otherwise Removed Pursuant to PSA		25
Ending Aggregate Loan Count					584
Beginning Weighted Average Loan Rate (WAC)			7.01%
Ending Weighted Average Loan Rate (WAC)				7.01%
Beginning Net Weighted Average Loan Rate			6.76%
Ending Net Weighted Average Loan Rate				6.76%
Weighted Average Maturity (WAM) (Months)			351
Servicer Advances						0
Aggregate Pool Prepayment					11,437,088.22
Pool Prepayment Rate						42.4699 CPR

Payment of Master Servicer Fees					43,785.68
Payment of Sub Servicer Fees					0
Payment of Other Fees						43,785.68
Payment of Insurance Premium(s)					0
Payment of Personal Mortgage Insurance				0
Other Permitted Withdrawal per the PSA				0
Payment of Principal and Interest				13,094,638.51
Total Withdrawals						13,182,209.86
Ending Balance							0


Prepayment Compensation
Total Gross Prepayment Interest Shortfall			9,179.40
Compensation for Gross PPIS from Servicing Fees			9,179.40
Other Gross PPIS Compensation					0
Total Net PPIS (Non-Supported PPIS)				0


Master Servicing Fees Paid					43,785.68
Insurance Premium(s) Paid					0
Total Fees							43,785.68


Delinquency	Information
Group 1

Delinquency		30-59 Days   60-89 Days	 90+ Days   Totals
Scheduled Principal Bal 663,995.80   648,352.35   0	    1,312,348.15

				30-59   60-89   90+ Days  Totals
Percentage of Total Pool Bal	0.27%	0.27%	0.00%	0.54%
Number of Loans			2	1	0	3
Percentage of Total Loans	0.34%	0.17%	0.00%	0.51%

Foreclosure
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bala	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans		0
Percentage of Total Pool Balance	0.00%
Current Realized Losses			0
Additional Gains (Recoveries)/Losses	0
Total Realized Losses			0


Subordination/Credit Enhancement Information

Protection			Original	Current
Bankruptcy Loss			0		0
Bankruptcy Percentage		0.00%		0.00%
Credit/Fraud Loss		0		5,506,181.96
Credit/Fraud Loss Percentage	0.00%		2.27%
Special Hazard Loss		0		0
Special Hazard Loss Percentage	0.00%		0.00%

Credit Support		Original	Current
Class A			267,462,141.85	234,756,754.97
Class A Percentage	97.15%		96.78%
Class M-1		3,716,700.00	3,700,923.45
Class M-1 Percentage	1.35%		1.53%
Class M-2		1,652,000.00	1,644,987.63
Class M-2 Percentage	0.60%		0.68%
Class M-3		963,600.00	959,509.74
Class M-3 Percentage	0.35%		0.40%
Class B-1		550,700.00	548,362.40
Class B-1 Percentage	0.20%		0.23%
Class B-2		413,000.00	411,246.91
Class B-2 Percentage	0.15%		0.17%
Class B-3		550,956.00	548,617.54
Class B-3 Percentage	0.20%		0.23%







        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J4


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA